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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2003
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LOEWS CORPORATION
______________________________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware
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(State or other jurisdiction of Incorporation)

1-6541	13-2646102
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(Commission	(I.R.S. Employer
File Number)	Identification No.)

667 Madison Avenue, New York, N.Y. 10021-8087
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(Address of principal executive offices) (Zip code)

(Registrant's telephone number, including area code) (212) 521-2000
_________________________________________________________________________________________

NOT APPLICABLE
_________________________________________________________________________________________
(Former name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No. Description
________	_________

99.1	Loews Corporation press release, issued May 8, 2003, providing information on first quarter 2003 results of operations.

99.2	Carolina Group press release, issued May 8, 2003, providing information on first quarter 2003 results of operations.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12. "Results of Operations and Financial Condition."

  On May 8, 2003, Registrant issued press releases announcing first quarter results for Loews Corporation and the Carolina Group. The press releases are furnished as Exhibits 99.1 and 99.2 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
_________________________________
(Registrant)

Dated: May 8, 2003	By:	/s/ Gary W. Garson
_________________________________
Gary W. Garson
Senior Vice President,
General Counsel and Secretary

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